FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                     Date of Report:  June 20, 1997
                                      -------------

                 HOUSEHOLD INTERNATIONAL, INC.
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-8198                  36-3121988
--------------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
                                                   ------------
Item 5.  Other Events

         Household International, Inc. ("Household") announced on June 20, 1997 that it priced an offering of $9.1 million shares of common stock at a price of $110.50 per share. The press release making the announcement is filed as Exhibit 99(a) hereto.



Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              No.        Exhibit
              ---        -------

              99(a)      Press release titled "Household
                         International Offers $9.1 million
                         Common Shares at $110.50 per share"
                         dated June 20, 1997

               99(b)     Form of Underwriting Agreement between
                         Household and Morgan Stanley & Co.
                         Incorporated, as representative, relating to the common stock offering of Household















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

                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD INTERNATIONAL, INC.
                                 ----------------------------
                                        (Registrant)


                                 By:  /s/ John W. Blenke
                                      ------------------
                                      John W. Blenke
                                      Assistant Secretary

Dated:  June 20, 1997
        -------------

U:\LAW\EDGAR\062097.WP




























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
                          EXHIBIT INDEX


Exhibit No.   Exhibit
-----------   -------

99 (a)        Press release titled "Household International
              Offers $9.1 million Common Shares at $110.50 per share" dated June 20, 1997


99(b)         Form of Underwriting Agreement between
              Household and Morgan Stanley & Co. Incorporated, as representative, relating to the common stock offering of Household




































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